                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                             --------------------

                                   FORM 8-K
                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

     Date of Report (date of earliest event reported): September 30, 2000

                          Hanover Compressor Company
            (Exact name of registrant as specified in its charter)


      Delaware                    1-3071                    76-0625124
(State of Incorporation)   (Commission File Number)      (I.R.S. Employer
                                                      Identification Number)



    12001 N. Houston Rosslyn
        Houston, Texas                                       77086
(Address of principal executive offices)                   (Zip Code)


  Registrant's telephone number, including area code: (281) 447-8787

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements of Business Acquired

          The historical financial statements of Dresser-Rand Compression Services Rental and Packaging Division (a Division of Dresser-Rand Company) were included in the Company's Current Report on Form 8-K/A dated November 13, 2000.

     (b)  Pro Forma Financial Information

          Pro forma financial information giving effect to the purchase of the Dresser-Rand Compression Services Rental and Packaging Division for the nine months ended September 30, 2000 and the year ended
          December 31, 1999 is set forth as ATTACHMENT A and are included herein.


     (c)  Selected Financial Data

          Selected historical financial data and pro forma combined condensed financial data of the Company is set forth as Attachment B and are included herein.

                                   SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 21, 2000

                                   Hanover Compressor Company

                                   By: /s/ Michael J. McGhan
                                       --------------------------
                                       Michael J. McGhan
                                       President and Chief Executive Officer

ATTACHMENT A
HANOVER COMPRESSOR COMPANY
PRO FORMA COMBINED CONDENSED STATEMENTS OF OPERATIONS


On August 31, 2000, Hanover Compressor Company (the "Company") acquired the compression services division of Dresser-Rand Company ("CSD-DR") from Ingersoll-Rand Company for approximately $177 million of the Company's common stock and cash. The transaction was accounted for as a purchase and the results of operations for the acquired business have been included in the Company's historical financial statements commencing September 1, 2000.

The accompanying pro forma combined condensed statements of operations for the nine months ended September 30, 2000 and for the year ended December 31, 1999 present the pro forma results of operations of the Company as if the acquisition had occurred on January 1, 1999. A pro forma combined condensed balance sheet has not been provided because the impact of the acquisition of CSD-DR is already reflected in the Company's historical consolidated balance sheet at September 30, 2000. The accompanying pro forma combined condensed statements of operations should be read in conjunction with the Company's Consolidated Financial Statements and related notes thereto included in the Company's Annual Report on Form 10-K for the year ended December 31, 1999 and the Company's Quarterly Report on Form 10-Q for the nine months ended September 30, 2000.

UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
NINE MONTHS ENDED SEPTEMBER 30, 2000
(in thousands, except per share amounts)

                                                              Historical                        Pro Forma
                                                              ----------                        ---------
                                                       HCC               DR          Adjustments           Combined
                                                       ---               --          -----------           --------
Revenues                                        $    370,222       $    61,056         $  (4,592) (a)     $  426,686
                                                ------------       -----------         ---------          ----------
Expenses:
      Operating                                      196,326            52,263            (5,368) (a)        238,675
                                                                                          (3,418) (b)
                                                                                          (1,128) (c)
      Selling, general and administrative             34,481             7,578              (957) (b)         41,102
      Depreciation and amortization                   36,830                               4,375  (b)         42,036
                                                                                          (4,375) (d)
                                                                                           4,606  (e)
                                                                                             600  (f)
      Leasing expense                                 29,596                                                  29,596
      Interest expense                                 5,560             1,774            (1,774) (d)         10,310
                                                                                           4,750  (g)
      Distributions on mandatorily redeemable
         convertible preferred securities              4,776                                                   4,776
                                                ------------       -----------         ---------          ----------
                                                     307,569            61,615            (2,689)            366,495
                                                ------------       -----------         ---------          ----------
Income before income taxes                            62,653              (559)           (1,903)             60,191
Provision for income taxes                            23,305               200            (1,116) (h)         22,389
                                                ------------       -----------         ---------          ----------
Net income                                      $     39,348       $      (759)        $    (787)         $   37,802
                                                ============       ===========         =========          ==========

Weighted average common
      equivalent shares outstanding:
      Basic                                           60,324                               2,613  (i)         62,937
      Diluted                                         64,619                               2,613  (i)         67,232

Earnings per common share
      Basic                                     $       0.65                                              $     0.60
      Diluted                                   $       0.61                                              $     0.56

UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1999
(in thousands, except per share amounts)

                                                                  Historical                        Pro Forma
                                                                  ----------                        ---------
                                                           HCC                 DR         Adjustments           Combined
                                                           ---                 --         -----------          ----------
Revenues                                               $    317,028       $    167,633      $  (8,527) (a)     $ 476,134
                                                       ------------       ------------      ---------          ----------
Expenses:
      Operating                                             151,169            132,909         (7,667) (a)       269,943
                                                                                               (4,863) (b)
                                                                                               (1,605) (c)
      Selling, general and administrative                    33,782             13,483           (160) (b)        47,105
      Depreciation and amortization                          37,337                             5,023  (b)        44,932
                                                                                               (5,023) (d)
                                                                                                6,695  (e)
                                                                                                  900  (f)
      Leasing expense                                        22,090                                               22,090
      Interest expense                                        8,786              1,953         (1,953) (d)        15,911
                                                                                                7,125  (g)
      Distributions on mandatorily redeemable
         convertible preferred securities                       278                                                  278
                                                       ------------       ------------      ---------          ----------
                                                            253,442            148,345         (1,528)           400,259
                                                       ------------       ------------      ---------          ----------
Income before income taxes                                   63,586             19,288         (6,999)            75,875
Provision for income taxes                                   23,145              6,779         (2,306) (h)        27,618
                                                       ------------       ------------      ---------          ----------
Net income                                             $     40,441       $     12,509      $  (4,693)         $  48,257
                                                       ============       ============      =========          ==========

Weighted average common

      equivalent shares outstanding:
      Basic                                                  57,048                             2,920  (i)        59,968
      Diluted                                                61,054                             2,920  (i)        63,974

Earnings per common share
      Basic                                            $       0.71                                            $    0.80
      Diluted                                          $       0.66                                            $    0.75

Notes To Unaudited Pro Forma Combined Condensed Statements of Operations

The accompanying unaudited pro forma combined condensed statements of operations for Hanover Compressor Company (the "Company") have been prepared based upon certain pro forma adjustments to the historical consolidated financial statements of the Company set forth in its previously filed Annual Report on Form 10-K for the year ended December 31, 1999 and Quarterly Report on Form 10-Q for the nine months ended September 30, 2000. The historical information for CSD-DR is for the eight months ended August 31, 2000 and the year ended
December 31, 1999. Historical financial statements for CSD-DR as of June 30, 2000 and December 31, 1999 have been included in the Company's Current Report on Form 8-K/A dated November 13, 2000.

The Pro Forma Statements of Operations are based on certain assumptions and preliminary estimates that are subject to change. The Pro Forma Statements of Operations do not purport to be indicative of the results which would actually have been obtained had the acquisition been completed on the date indicated or which may be obtained in the future.

The pro forma adjustments which have been made to the accompanying Pro Forma Statements of Operations are described below:

a) Reflects the adjustment to CSD-DR's historical revenue and operating expenses to conform to the Company's accounting policy to recognize revenue from compressor fabrication utilizing the percentage-of-completion method. CSD-DR recognized revenue from compressor fabrication when the compressor was shipped to the customer.
b) Reflects reclassification of CSD-DR's depreciation expense to conform to the Company's financial statement presentation.
c) Reflects the reversal of certain CSD-DR's historical operating expenses to conform to the Company's accounting policies for capitalization of fixed assets.
d) Reflects the elimination of CSD-DR's historical depreciation and amortization expense and interest expense.
e) Reflects the depreciation expense on the fair value of CSD-DR's property, plant and equipment that is estimated to be approximately $121 million. For the purposes of this adjustment, the Company utilized a fifteen-year average depreciable life and a twenty-percent salvage value. This estimate is consistent with the Company's current estimates for similar equipment and facilities.
f) Reflects the amortization of approximately $18 million of goodwill recorded by the Company in its preliminary purchase price allocation. The goodwill is being amortized over a 20-year period on a straight-line basis.
g) Reflects the interest expense resulting from approximately $95 million of debt incurred in connection with the acquisition. The interest rate in effect at the date of acquisition was approximately 7.5% and is utilized in the calculation of this adjustment.
h) Reflects the adjustment to the pro forma combined provision for income taxes to reflect the Company's effective income tax rate of 37.2% and 36.4% for the nine months ended September 30, 2000 and the year ended December 31, 1999, respectively.
i) Reflects the additional weighted average common and common equivalent shares outstanding as if the common stock had been issued for the acquisition on January 1, 1999.

ATTACHMENT B

SELECTED FINANCIAL DATA - HANOVER COMPRESSOR COMPANY

  The following table presents certain selected historical consolidated financial data and pro forma combined condensed financial data of Hanover Compressor Company ("Company"). The data for the Company was derived as of the dates indicated and for each of the fiscal years in the five-year period ended December 31, 1999 from audited consolidated financial statements filed in the Company's Annual Reports on Form 10-K. The data as of and for the nine months ended September 30, 2000 and 1999 was derived from unaudited condensed consolidated financial statements filed in the Company's Quarterly Report on Form 10-Q for the period ended September 30, 2000. In the opinion of the Company's management, such unaudited financial statements contain all adjustments, consisting only of normal recurring adjustments, necessary to present fairly the financial position and results of operations of such interim periods.

  On August 31, 2000, the Company acquired the compression services division of Dresser-Rand Company for approximately $177 million in cash and Company common stock. The pro forma combined condensed financial data present the pro forma results of operations of the Company as if the acquisition had occurred on January 1, 1999. This pro forma financial data was derived from the pro forma combined condensed statements of operations for the nine months ended September 30, 2000 and the year ended December 31, 1999 included in this Current Report on Form 8-K. The pro forma financial data does not purport to be indicative of the results which would actually have been obtained had the acquisition been completed on the date indicated or which may be obtained in the future.

  The information in this section should be read along with the Company's consolidated financial statements, accompanying notes and other financial information included in the Company's Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q (in thousands, except per share amounts).

                                                                             Year end December 31,
                                                     ---------------------------------------------------------
                                                       1995(1)      1996        1997        1998        1999        1999
                                                     --------    --------    ---------    --------    --------    ---------
                                                                                                                  Pro Forma
                                                                                                                  ---------
Income Statement Data:
Total Revenues:                                      $ 95,964    $136,011    $ 198,798    $281,957    $317,028    $476,134
                                                     --------    --------    ---------    --------    --------    --------
Expenses:
  Operating.......................................     56,256      75,031      109,432     150,652     151,169     269,943
  Selling, general and administrative.............     12,542      16,439       20,782      26,626      33,782      47,105
  Depreciation and amortization(2)................     13,494      20,722       28,439      37,154      37,337      44,932
  Lease expense...................................                                           6,173      22,090      22,090
  Interest expense................................      4,560       6,594       10,728      11,716       8,786      15,911
  Distributions on mandatorily redeemable                                                                  278         278
    convertible preferred securities..............
                                                     --------    --------    ---------    --------    --------    --------
       Total Costs and Expenses...................     86,852     118,786      169,381     232,321     253,442     400,259
                                                     --------    --------    ---------    --------    --------    --------
Income before income taxes........................      9,112      17,225       29,417      49,636      63,586      75,875
Provision for income taxes........................      3,498       6,844       11,314      19,259      23,145      27,618
                                                     --------    --------    ---------    --------    --------    --------
Net income........................................      5,614    $ 10,381    $  18,103    $ 30,377    $ 40,441      48,257
                                                     ========    ========    =========    ========    ========    ========
Net income available to common stockholders:
  Net Income......................................      5,614      10,381       18,103      30,377      40,441      48,257
  Dividends on Series A and Series B
   preferred stock................................       (832)     (1,773)
  Series A preferred stock exchange...............                 (3,794)
  Series B preferred stock conversion.............                 (1,400)
                                                     --------    --------    ---------    --------    --------    --------
Net income available to common stockholders.......   $  4,782    $  3,414    $  18,103    $ 30,377    $ 40,441    $ 48,257
                                                     ========    ========    =========    ========    ========    ========
Weighted average common and common
 equivalent shares:
      Basic (3)...................................     28,746      40,996       51,246      56,936      57,048      59,968
                                                     --------    --------    ---------    --------    --------    --------
      Diluted (3).................................     30,716      44,046       54,690      60,182      61,054      63,974
                                                     --------    --------    ---------    --------    --------    --------
Earnings per common share:
      Basic (3)...................................       $.17        $.08         $.35        $.53        $.71        $.80
                                                     ========    ========    =========    ========    ========    ========
      Diluted (3)(4)..............................       $.16        $.08         $.33        $.50        $.66        $.75
                                                     ========    ========    =========    ========    ========    ========
OTHER DATA:
  EBITDA (5)......................................   $ 27,166    $ 44,541    $  68,584    $104,679    $132,077    $159,086
                                                     ========    ========    =========    ========    ========    ========
CASHFLOWS PROVIDED BY (USED IN):
  Operating activities............................   $  9,088    $ 20,276    $  32,219    $ 31,147    $ 68,222
  Investing activities............................    (68,474)    (87,683)    (164,490)    (14,699)    (92,114)
  Financing activities............................     62,206      71,740      129,510      (9,328)     18,218
BALANCE SHEET DATA (END OF PERIOD):
  Cash and cash equivalents.......................   $  2,989    $  7,322    $   4,561    $ 11,503    $  5,756
  Working capital.................................     23,270      41,513       58,027     113,264     107,966
  Net property, plant and  equipment..............    198,074     266,406      394,070     392,498     497,465
  Total assets....................................    252,313     341,387      506,452     614,590     756,510
  Long-term debt..................................     50,451     122,756      158,838     156,943      69,681
  Mandatorily redeemable convertible
     preferred securities.........................                                                      86,250
  Preferred stockholders' equity..................     28,894
  Common stockholders' equity.....................    139,302     176,895      288,271     316,713     369,157

                                                               NINE MONTHS ENDED
                                                      ----------------------------------
                                                         1999         2000        2000
                                                      --------    ----------    --------
                                                                               Pro forma
                                                                               ---------
Income Statement Data:
Total Revenues:                                       $227,838    $  370,222    $426,686
                                                      --------    ----------    --------
Expenses:
  Operating.......................................     108,837       196,326     238,675
  Selling, general and administrative.............      24,232        34,481      41,102
  Depreciation and amortization(2)................      28,536        36,830      42,036
  Lease expense...................................      14,727        29,596      29,596
  Interest expense................................       7,841         5,560      10,310
  Distributions on mandatorily redeemable                              4,776       4,776
    convertible preferred securities..............
                                                      --------    ----------    --------
       Total Costs and Expenses...................     184,173       307,569     366,495
                                                      --------    ----------    --------
Income before income taxes........................      43,665        62,653      60,191
Provision for income taxes........................      16,156        23,305      22,389
                                                      --------    ----------    --------
Net income........................................    $ 27,509    $   39,348    $ 37,802
                                                      --------    ----------    --------
Net income available to common stockholders:
  Net Income......................................      27,509        39,348      37,802
  Dividends on Series A and Series B
   preferred stock................................
  Series A preferred stock exchange...............
  Series B preferred stock conversion.............

Net income available to common stockholders.......    $ 27,509    $   39,348    $ 37,802
                                                      ========    ==========    ========
Weighted average common and common
 equivalent shares:
      Basic (3)...................................      56,966        60,324      62,937
                                                      --------    ----------    --------
      Diluted (3).................................      60,974        64,619      67,232
                                                      --------    ----------    --------
Earnings per common share:
      Basic (3)...................................        $.48          $.65        $.60
                                                      ========    ==========    ========
      Diluted (3)(4)..............................        $.45          $.61        $.56
                                                      ========    ==========    ========
OTHER DATA:
  EBITDA (5)......................................    $ 94,769    $  139,415    $146,909
                                                      ========    ==========    ========
CASHFLOWS PROVIDED BY (USED IN):
  Operating activities............................    $ 41,427    $    7,491
  Investing activities............................     (12,386)     (162,614)
  Financing activities............................     (31,376)      162,453
BALANCE SHEET DATA (END OF PERIOD):
  Cash and cash equivalents.......................    $  9,090    $   13,042
  Working capital.................................     129,866       224,684
  Net property, plant and  equipment..............     426,527       688,588
  Total assets....................................     683,980     1,271,468
  Long-term debt..................................     124,540       173,835
  Mandatorily redeemable convertible
     preferred securities.........................                    86,250
  Preferred stockholders' equity..................
  Common stockholders' equity.....................     348,814       619,838

(1) The selected historical financial information includes the results of operations of the Company and its wholly owned subsidiaries. During 1995, the Company acquired Astra Resources Compression, Inc., a significant subsidiary.

(2) In order to more accurately reflect the estimated useful lives of natural gas compressor units in the rental fleet; effective January 1, 1996 the Company changed the lives over which these units are depreciated from 12 to 15 years. The effect of this change was a decrease in depreciation expense of $2.6 million and an increase in net income of $1.5 million ($.03 per diluted common share) for the year ended December 31, 1996.

(3) In June 2000, the Company completed a 2 for 1 stock split effected in the form of a 100% stock dividend. All weighted average and common equivalent shares and earnings per common share information have been restated for all periods presented to reflect this stock split.

(4) Diluted earnings per share in 1996 was $.24 per share before the effects of charging retained earnings for $1.8 million relating to dividends on redeemable preferred stock and one time charges to retained earnings for
     (i) $3.8 million related to the exchange of all Series A preferred stock for subordinated notes and (ii) $1.4 million related to the conversion of all Series B preferred stock to Common Stock.

(5) EBITDA consists of the sum of consolidated net income before interest expense, lease expense, distributions on mandatorily redeemable convertible preferred securities, income tax, and depreciation and amortization. The Company believes that EBITDA is a meaningful measure of its operating performance and is also used to measure the Company's ability to meet debt service requirements. EBITDA should not be considered as an alternative performance measure prescribed by generally accepted accounting principles.